                                                                     EXHIBIT 4.7

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                   California Petroleum Transport Corporation


                                      and


                      CalPetro Tankers (Bahamas I) Limited



                      ___________________________________


                            ASSIGNMENT OF GUARANTEE

                         Dated as of __________ 1, 1995

                      ___________________________________


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                               TABLE OF CONTENTS

                                                                        Page No.


                                   ARTICLE I

                                  DEFINITIONS
..........................................................................  1

                                  ARTICLE II

                                  ASSIGNMENT
..........................................................................  1

Section 2.01   Security Interest..........................................  1
Section 2.02   Assignment.................................................  1

                                  ARTICLE III.............................  2


                  REPRESENTATIONS AND WARRANTIES OF THE OWNER
..........................................................................  2

Section 3.01   Organization, Power and Status of the Owner................  2
Section 3.02   Authorization; Enforceability; Execution and Delivery......  2
Section 3.03   No Conflicts; Laws and Consents; No Default................  2
Section 3.04   Governmental Approvals.....................................  3
Section 3.05   Litigation.................................................  3
Section 3.06   No Prior Assignment........................................  3

                                  ARTICLE IV

                                    COVENANTS OF THE OWNER................  3

Section 4.01   Consent of Guarantor.......................................  3
Section 4.02   Enforcement of Guarantee...................................  3
Section 4.03   Amendment of Guarantee; Assignment of Guarantee............  4
Section 4.04   Further Assurances.........................................  4
Section 4.05   Lender as Attorney-in-Fact of Owner........................  4

                                   ARTICLE V

                                   MISCELLANEOUS PROVISIONS...............  4

Section 5.01   Amendment..................................................  4
Section 5.02   Severability...............................................  4
Section 5.03   Notices....................................................  5

Section 5.04   Consent to Jurisdiction....................................  5
Section 5.05   Captions...................................................  5
Section 5.06   Governing Law..............................................  5
Section 5.07   No Partnership.............................................  5
Section 5.08   Counterparts...............................................  5
Section 5.09   Survival...................................................  5
Section 5.10   Integration................................................  6
Section 5.11   Reproduction of Documents..................................  6
Section 5.12   Successors and Assigns; Assignment.........................  6
Section 5.13   General Interpretive Principles............................  6
Section 5.14   Effective Date of Transaction..............................  7

          Assignment of Guarantee, dated as of __________ 1, 1995 (the "Assignment"), between California Petroleum Transport Corporation, a corporation organized under the laws of the State of Delaware (the "Lender") and CalPetro Tankers (Bahamas I) Limited, a company organized under the laws of The Commonwealth of the Bahamas (the "Owner").

                             PRELIMINARY STATEMENT

          The Owner has requested that the Lender make two loans to the Owner: one loan in the aggregate principal amount equal to $____________ (the "Term Loan") and one series of loans in the aggregate principal amount equal to $____________ (collectively, the "Serial Loans" and, collectively with the Term Loan, the "Loans"). The Loans will be made pursuant to the terms and conditions of two Loan Agreements, each dated as of the date hereof, each between the Lender and the Owner. The net proceeds of the Serial Loans and the Term Loan will be used by the Owner to acquire the m.t. _________ (the "Vessel") from Chevron Transport Corporation (the "Initial Charterer"). The Vessel will be bareboat chartered to the Initial Charterer pursuant to the Bareboat Charter (the "Initial Charter"), dated as of the date hereof, between the Owner and the Initial Charterer. The obligations of the Initial Charterer under the Initial Charter will be guaranteed by Chevron Corporation (the "Guarantor") pursuant to a Guarantee, dated as of the date hereof (the "Guarantee"). As collateral security for its obligations under the Loan Agreements, the Owner will assign, pledge, mortgage and grant the Lender a security interest in, inter alia, the Vessel, the Initial Charter and the Guarantee.

          NOW, THEREFORE, in consideration of the premises and of the covenants herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Capitalized terms used in this Assignment shall have the meanings assigned to such terms in Schedule 1 to this Assignment, and the definitions of such terms shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

                                   ASSIGNMENT

          Section 2.01  Security Interest.  This Assignment is made and
                        -----------------
delivered as security for the Serial Obligations and the Term Obligations, equally and ratably; provided, however, in the event that the Serial Obligations are satisfied and paid in full pursuant to the terms and conditions of the Serial Loan Agreement, this Assignment will be security solely and exclusively for the Term Obligations.

          Section 2.02  Assignment.  (a) In order to provide for the payment of
                        ----------
and as security for the Serial Obligations and the Term Obligations, equally and ratably, the Owner has sold, assigned, transferred, set over and granted a security interest and does hereby sell, assign, transfer, set over and grant a security interest unto the Lender, its successors and assigns, for its and their respective successors' and assigns' own proper use and benefit, all of the Owner's right, title and interest in and to the Guarantee, including without limitation any moneys whatsoever payable to the Owner under the Guarantee, together with the income and proceeds thereof and all other rights and benefits whatsoever accruing to the Owner under the Guarantee; provided, however, that the Owner shall keep the Lender fully and effectively indemnified from and against all actions, losses, claims, proceedings, costs, demands and liabilities which may be suffered by the Lender under or by virtue of the Guarantee or this Assignment; provided further, however, in the event that the Serial Obligations are satisfied and paid in full pursuant to the terms and conditions of the Serial Loan Agreement, the sale, assignment, transfer and grant of security interest made by the Owner pursuant to the terms of this Assignment will be solely and exclusively for the benefit of the Lender as Lender under the Term Loan Agreement and this Assignment will be security solely and exclusively for the Term Obligations.

          (b) Any and all rights assigned herein may be further assigned by the Lender, including, without being limited to, assignments in connection with the enforcement of the assignments made by this Assignment and any subsequent holder of this Assignment shall succeed to and have all the rights and powers of the Lender under this Assignment.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE OWNER

          The Owner hereby represents and warrants to the Lender as follows:

          Section 3.01  Organization, Power and Status of the Owner.  The Owner
                        -------------------------------------------
(a) is a corporation duly formed, validly existing and in good standing under the laws of The Bahamas and (b) is duly authorized, to the extent necessary, to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. The Owner has all requisite corporate power and authority to own and operate the property it purports to own and to carry on its business as now being conducted and as proposed to be conducted in respect of the Vessel.

          Section 3.02  Authorization; Enforceability; Execution and Delivery.
                        -----------------------------------------------------
(a) The Owner has all necessary corporate power and authority to execute, deliver and perform under this Assignment.

          (b) All action on the part of the Owner that is required for the authorization, execution, delivery and performance of this Assignment has been duly and effectively taken; and the execution, delivery and performance of this Assignment does not require the approval or consent of any Person except for such consents and approvals as have been obtained on or prior to the Closing Date.

          (c) This Assignment has been duly executed and delivered by the Owner. This Assignment constitutes the legal, valid and binding obligation of the Owner, enforceable against it in accordance with the terms thereof.

          Section 3.03  No Conflicts; Laws and Consents; No Default.  (a)
                        -------------------------------------------
Neither the execution, delivery and performance of this Assignment nor the consummation of any of the transactions contemplated hereby nor performance of or compliance with the terms and conditions hereof (i) contravenes any Requirement of Law applicable to the Owner or (ii) constitutes a default under any Security Document.

          (b) The Owner is in compliance with and not in default under any and all Requirements of Law applicable to the Owner and all terms and provisions of this Assignment.

          Section 3.04  Governmental Approvals.  All Governmental Approvals
                        ----------------------
which are required to be obtained in the name of the Owner in connection with the execution, delivery and performance by the Owner of this Assignment have been obtained and are in effect on the Closing Date.

          Section 3.05  Litigation.  There are no actions, suits or proceedings
                        ----------
at law or in equity or by or before any Governmental Authority now pending against the Owner or, to the best of the Owner's knowledge, threatened against the Owner or pending or threatened against any property or other assets or rights of the Owner with respect to this Assignment.

          Section 3.06  No Prior Assignment.  The Owner has not assigned or
                        -------------------
pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the Guarantee or any part of the rights, titles and interests hereby assigned, to anyone other than the Lender, or its successors or assigns.

                                   ARTICLE IV

                             COVENANTS OF THE OWNER

          The Owner hereby covenants and agrees that so long as any of the Serial Obligations or Term Obligations remains outstanding:

          Section 4.01  Consent of Guarantor.  On the Closing Date, the Owner
                        --------------------
shall deliver to the Guarantor a copy of this Assignment and shall procure the execution by the Guarantor of the Consents and Acknowledgment set out in Exhibit A hereto and deliver said Consents and Acknowledgment to the Lender on the Closing Date.

          Section 4.02  Enforcement of Guarantee.  (a)  The Owner will do or
                        ------------------------
permit to be done each and every act or thing which the Lender may from time to time require to be done for the purpose of enforcing the Lender's rights under the Guarantee and this Assignment.

          (b) If an Event of Default shall occur under either the Term Loan Agreement or the Serial Loan Agreement, the Owner shall cause all moneys hereby assigned or agreed to be assigned or arising from or in connection with any of the rights, title, interest and benefits of the Owner under the Guarantee shall be paid to the credit of Account No. _____________ of the Lender at Chemical Trust Company of California, or to such other account as the Lender may from time to time direct.

          (c) The Owner will not exercise any right or powers conferred on it by the Guarantee in connection with any default or alleged default by the Guarantor thereunder (including without limitation the right of termination and substitution) unless and until requested so to do by the Lender whereupon the Owner agrees that it will do so provided always that the Lender shall not be responsible in any way whatsoever in the event that the exercise of any right or power (including the right of termination and substitution) be thereafter adjudged improper or to constitute a repudiation of the Guarantee by the Owner.

          Section 4.03  Amendment of Guarantee; Assignment of Guarantee.  (a)
                        -----------------------------------------------
The Owner will not, except with the previous written consent of the Lender, agree to any variation of the Guarantee or release the Guarantor from any of its obligations thereunder or waive any breach of the Guarantor's obligations thereunder or consent to any such act or omission of the Guarantor as would otherwise constitute such breach.

          (b) The Owner will not, except with the previous written consent of the Lender, assign the Guarantee to any other Person.

          Section 4.04  Further Assurances.  The Owner will at any time and from
                        ------------------
time to time, upon the written request of the Lender, promptly and duly execute and deliver any and all such further instruments and documents and take such action as the Lender may deem desirable in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

          Section 4.05  Lender as Attorney-in-Fact of Owner.  The Owner hereby
                        -----------------------------------
constitutes the Lender, and its successors and assigns, its true and lawful attorney-in-fact, irrevocably, with full power in its own name, in the name of its agents or nominees or in the name of the Owner or otherwise, to ask, require, demand, receive, enforce and give acquittance for, any and all moneys and claims for moneys due and to become due and payable under or arising out of the Guarantee, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which to the Lender may seem to be necessary or advisable under this Assignment. Any action or proceeding brought by the Lender pursuant to any of the provisions of this Assignment or otherwise and any claim made by the Lender hereunder may be compromised, withdrawn or otherwise dealt with by the Lender without any notice to or approval of the Owner.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

          Section 5.01  Amendment.  This Assignment may be amended from time to
                        ---------
time by written agreement signed by the parties hereto.

          Section 5.02  Severability.  If any provision of this Assignment is
                        ------------
held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections of this Assignment contained, shall not affect the remaining portions of this Assignment, or any part thereof.

          Section 5.03  Notices.  All demands, notices and communications
                        -------
hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Lender, at the following address: c/o JH Management Corporation, Room 6/9, One International Place, Boston, Massachusetts 02110-2624, (b) in the case of the Owner, at the following address: United House, 14-16 Nelson Street, Douglas, Isle of Man, or at other such address as shall be designated by such party in a written notice to the other parties.

          Section 5.04  Consent to Jurisdiction.  Any legal suit, action or
                        -----------------------
proceeding against the Owner arising out of or relating to this Assignment, or any transaction contemplated hereby, may be instituted in any federal or state court in The City of New York, State of New York and the Owner hereby waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and the Owner hereby irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Owner hereby irrevocably appoints and designates CT Corporation System, having an address at 1633 Broadway, New York, New York, its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting servicing of legal process and the Owner agrees that service of process upon such party shall constitute personal service of such process on such Person. The Owner shall maintain the designation and appointment of such authorized agent until all amounts payable under this Assignment shall have been paid in full. If such agent shall cease to so act, the Owner shall immediately designate and appoint another such agent satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment.

          Section 5.05  Captions.  The captions or headings in this Assignment
                        --------
are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Assignment.

          Section 5.06  Governing Law.  This Assignment shall be governed by and
                        -------------
interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

          Section 5.07  No Partnership.  Nothing herein contained shall be
                        --------------
deemed or construed to create a partnership or joint venture among the parties hereto and the services of each party shall be rendered as an independent contractor and not as agent for any other party.

          Section 5.08  Counterparts.  This Assignment may be executed in any
                        ------------
number of counterparts and by different parties hereto on separate counterpart, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

          Section 5.09  Survival.  The representations, covenants and agreements
                        --------
contained in or made pursuant to this Assignment in respect of either party hereto shall survive the execution and delivery of this Assignment and shall continue in effect so long as such party's obligations hereunder remain outstanding.

          Section 5.10  Integration.  This Assignment and the Schedule and
                        -----------
Exhibits hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

          Section 5.11  Reproduction of Documents.  This Assignment and all
                        -------------------------
documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 5.12  Successors and Assigns; Assignment.  This Assignment
                        ----------------------------------
shall be binding upon and inure to the benefit of the Owner and the Lender and their respective successors and assigns. The Owner shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. The Lender, at its sole option, shall have the right to assign this Assignment, the Serial Loan Agreement, the Term Loan Agreement, the Security Documents and any of its rights and interest hereunder and thereunder.

          Section 5.13  General Interpretive Principles.  For purposes of this
                        -------------------------------
Assignment except as otherwise expressly provided or unless the context otherwise requires:

          (a) the defined terms in this Assignment shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Assignment;

          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Assignment as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          Section 5.14  Effective Date of Transaction.  Notwithstanding and the
                        -----------------------------
fact that this Assignment is dated as of __________ 1, 1995, the transactions set forth herein shall not be effective until the Closing Date.

          IN WITNESS WHEREOF, the Owner and the Lender have caused this Assignment to be duly executed and delivered by their respective officers thereunto duly authorized all as of the day and year first above written.


                                        CALIFORNIA PETROLEUM TRANSPORT
                                        CORPORATION, as Lender


                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________



                                        CALPETRO TANKERS (BAHAMAS I) LIMITED,
                                        as Owner


                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

                                                                       Exhibit A

                           LETTER OF ACKNOWLEDGMENT
                          TO ASSIGNMENT OF GUARANTEE


Chemical Trust Company of California,
 as Collateral Trustee
California Petroleum Transport Corporation, as Lender


Dear Sirs:

          Chevron Corporation (the "Guarantor") hereby acknowledges notice of and consents to the terms of (i) the Assignment of Guarantee (the "Assignment") dated the ___ day of __________, 1995 and made between Calpetro Tankers (Bahamas
I) Limited (the "Owner") and California Petroleum Transport Corporation (the "Lender") as adequate notice of such assignment to the Lender of the Guarantee (as defined in the Assignment) and of all the right, title and interest of the Owner in, to and under the Guarantee and (ii) the Collateral Assignment of Guarantee (the "Collateral Assignment") dated the ______ day of ___________, 1995 and made by and between the Lender and Chemical Trust Company of California (the "Collateral Trustee") as adequate notice of the further assignment of the Guarantee and all of the right, title and interest of the Lender in, to and under the Guarantee. Any capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Assignment.

          The Guarantor confirms that it (a) has reviewed the terms of the Initial Charter and (b) understands the rights and obligations of Chevron Transport Corporation (the "Charterer") pursuant to the terms and conditions thereof.

          Notwithstanding anything to the contrary contained in the Guarantee including without limitation the Guarantor's right to terminate the Guarantee as provided therein, so long as the Initial Charter, the Assignment and the Collateral Assignment are each in effect and the Collateral Trustee has rights in the Initial Charter and the Guarantee, the Guarantor hereby agrees the Guarantee will continue in full force and effect and that, upon notification to the Guarantor of the occurrence of an Event of Default under the Initial Charter, the Guarantor shall (i) perform any and all obligations which the Guarantor is obligated to perform according to the Guarantee and (ii) pay any and all sums which the Guarantor is obligated to pay according to the Guarantee, as modified by the terms of this Letter of Consent, directly to the Collateral Trustee at Account No. ________________, at ______________, or otherwise to such other account as the Collateral Trustee may, at any time or from time to time, designate by notice to the Guarantor in writing.

          Payments to the Collateral Trustee shall not be subject to any right of set-off or defense by way of counterclaim or otherwise which the Guarantor may have against the Owner or any entity substituted for it and all payments once made to the Collateral Trustee will be final, and once paid the Guarantor will not, for any reason whatsoever, seek to recover from the

Collateral Trustee any such payment made to the Collateral Trustee by virtue of the Assignment or this Letter of Consent.

          The Guarantor confirms to the Lender and the Collateral Trustee that
(a) the Guarantor is a corporation duly organized and existing in good standing under the laws of the State of Delaware, (b) the making and performance of this Letter of Consent in accordance with its terms have been duly authorized by all necessary corporate action on the part of the Guarantor, do not contravene the Guarantor's Certificate of Incorporation or any indenture, credit agreement or other contractual agreement to which the Guarantor is a party or by which it is bound or any law binding on the Guarantor, (c) the making and performance of the Guarantee in accordance with its terms have been duly authorized by all necessary corporate action on the part of the Guarantor, do not require any stockholder approval, do not contravene the Guarantor's Certificate of Incorporation or any indenture, credit agreement or other contractual agreement to which the Guarantor is a party or by which it is bound, and do not, as to the making thereof, contravene any law binding on the Guarantor and, to the best knowledge of the Guarantor do not, as to the performance thereof, contravene any law binding on the Guarantor, (d) the Guarantee constituted as of the date thereof and at all times thereafter, to and including the date of this Letter of Consent, a binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, and this Letter of Consent is a binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms,
(e) the terms of the Guarantee remain in full force and effect and it constitutes, as modified by this Letter of Consent, the entire agreement between the parties thereto, (f) the terms of the Guarantee have not been varied or modified, other than pursuant to the terms of this Letter of Consent, and the terms of the Guarantee will not after the date hereof be varied or modified without the prior written consent of the Collateral Trustee and (g) the Guarantor has received no prior notice of any assignment by the Owner of any interest in the Guarantee.

     The Guarantor covenants, so long as any Initial Charter is in effect:

           (a) to file with the Trustee, within 15 days after the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Guarantor may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, or, if the Guarantor is not required to file information, documents, or reports pursuant to either of such Sections of the Exchange Act, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange, as may be prescribed from time to time in such rules and regulations;

           (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Guarantor with the conditions and covenants provided for in the Serial Indenture as may be required from time to time by such rules and regulations;

           (c) to transmit to the holders of the Serial Mortgage Notes in the manner and to the extent required by Section 313(c) of the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Guarantor pursuant to subsections (a) and (b) of this Letter of Consent as may be required by rules and regulations prescribed from time to time by the Commission; and

           (d) furnish to the Trustee, on or before each August 1, commencing in 1995, a brief certificate from the principal executive officer principal financial officer or principal accounting officer of the Guarantor as to his or her knowledge of the Guarantor's compliance with all conditions and covenants under the Serial Indenture. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under the Serial Indenture.



                                             CHEVRON CORPORATION, as Guarantor


Dated:_____________________, 1995            By:_______________________________

                                   SCHEDULE 1

                      DEFINED TERMS USED IN THE ASSIGNMENT

     "Assignment of Charter" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Initial Charter to secure its obligations under the Loan Agreements.

     "Assignment of Earnings and Insurances" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the freights and hires (as well as any charters entered into after the Closing Date) with respect to the Vessel to secure its obligations under the Loan Agreements.

     "Assignment" or "Assignment of Guarantee" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Guarantee to secure its obligations under the Loan Agreements.

     "Assignment of Management Agreement" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Management Agreement to secure its obligations under the Loan Agreements.

     "Assignment of Purchase Agreement" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Purchase Agreement to secure its obligations under the Loan Agreements.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in the city and state where the Trustee's principal offices are located, are authorized or are obligated by law, executive order or governmental decree to be closed.

     "Closing Date" means __________ __, 1995.

     "Collateral" means (i) an assignment of the Initial Charter, (ii) a mortgage on the Vessel, (iii) an assignment of the earnings and insurances on the Vessel, (iv) an assignment of the Guarantee, (v) an assignment of the Management Agreement relating to the Vessel, (vi) an assignment of the Purchase Agreement, (vii) the pledge of the shares of the Owner by Owner's shareholder and (viii) a blanket security interest on all of the assets of the Owner now existing or hereafter created, together with all income and proceeds thereof.

     "Commission" means the Securities and Exchange Commission.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     "Event of Default" means an Event of Default under Section 6.01 of the Loan Agreements.

     "Governmental Approval" means any authorization, consent, approval, license, franchise, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority relating to the ownership of the Collateral or to the execution, delivery or performance of the Loan Agreement or any Security Document.

     "Governmental Authority" means the federal government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any other governmental entity with authority over the Owner or operation of the Vessels.

     "Guarantor" means Chevron Corporation, a Delaware corporation.

     "Guarantee" means the Guarantee, dated ____________ 1, 1995 from the Guarantor.

     "Indentures" means the Indenture, dated as of __________ 1, 1995 between the Owner and the Trustee pursuant to which the Term Mortgage Notes will be issued and the Indenture, dated as of __________ 1, 1995 between the Lender and the Trustee pursuant to which the Serial Mortgage Notes will be issued.

     "Initial Charter" means the Bareboat Charter, dated _________ 1, 1995 between the Initial Charterer and the Owner.

     "Initial Charterer" means Chevron Transport Corporation, a Liberian corporation.

     "Issue of One Debenture" means each Issue of One Debenture between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner grants to the Lender a security interest in all of its assets.

     "Law" means any statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent decree or judgment.

     "Lender" means California Petroleum Transport Corporation, a corporation organized under the laws of the State of Delaware.

     "Loan Agreements" means, collectively, the Serial Loan Agreement and the Term Loan Agreement.

     "Loans"  means, collectively, the Serial Loans and the Term Loan.

     "Management Agreement" means the agreement, dated the Closing Date, among the Owner, the Manager and the Technical Adviser.

     "Manager" means the Person performing the duties of the Manager under the Management Agreement, initially P.D. Gram & Co. ans.

     "Mortgage" means, with respect to the Vessel, the first preferred ship mortgages on the Vessel granted by the Owner to the Lender, as amended from time to time in accordance with the terms of such Mortgage.

     "Owner" means CalPetro Tankers (Bahamas I) Limited, a company organized under the laws of The Commonwealth of the Bahamas.

     "Payment Date" means each ________ and ______________ commencing ___________ 1995.

     "Person" means an individual, a partnership, a corporation, a joint venture, an unincorporated association, a joint-stock company, a trust, or other entity or a government or any agency or political subdivision thereof.

     "Purchase Agreement" means the Vessel Purchase Agreement, dated as of _________________, between the Owner and the Initial Charterer wherein the Owner purchases the Vessel from the Initial Charterer.

     "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or partnership agreement or other organizational or governing documents of such Person, and, any Law applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject.

     "Securities" means, collectively, the Term Mortgage Notes and the Serial Mortgage Notes.

     "Security Documents" means the Term Loan Agreement, the Serial Loan Agreement, the Mortgage, the Assignment of Charter, the Assignment of Earnings and Insurances, the Assignment of Guarantee, the Assignment of Management Agreement, the Assignment of Purchase Agreement and the Issue of One Debenture, collectively.

     "Serial Loan Agreement" the Loan Agreement, dated as of __________ 1, 1995 between the Lender and the Owner pursuant to which the Lender will make the Serial Loan to the Owner.

     "Serial Loans" shall have the meaning assigned to such term in the Preliminary Statement of this Assignment.

     "Serial Mortgage Notes" means the Serial First Preferred Term Mortgage Notes which will mature serially from _____________, 1996 to _____________, 2006 in the initial aggregate amount of $167,500,000 issued by the Lender concurrently with the issuance of the Term Mortgage Notes.

     "Serial Obligations" means the payment, performance or obligations of any kind or nature whatsoever of the Owner under and pursuant to the Serial Loan Agreement, any Security Document and any instrument, agreement or document referred to therein.

     "State" means any state of the United States of America and, in addition, the District of Columbia.

     "Technical Adviser" means the person performing the duties of the Technical Adviser under the Management Agreement, initially Barber Ship Management Group.

     "Term Loan" shall have the meaning assigned to such term in the Preliminary Statement of this Assignment.

     "Term Loan Agreement" means the Loan Agreement, dated as of __________ 1, 1995 between the Owner and the Lender pursuant to which the Lender makes the Term Loan to the Owner.

     "Term Mortgage Notes" means __% First Preferred Mortgage Notes Due 2015 in the initial aggregate amount of $117,900,000 issued by the Lender concurrently with the issuance of the Serial Mortgage Notes.

     "Term Obligations" means the payment, performance or obligations of any kind or nature whatsoever of the Owner under and pursuant to the Term Loan Agreement, any Security Document and any instrument, agreement or document referred to therein.

     "Trustee" means Chemical Trust Company of California.

     "Vessel" shall have the meaning assigned to such term in the Preliminary Statement of this Assignment.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                   California Petroleum Transport Corporation


                                      and


                      Chemical Trust Company of California



                      ___________________________________


                       COLLATERAL ASSIGNMENT OF GUARANTEE

                         Dated as of __________ 1, 1995

                      ___________________________________


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               Table of Contents

                                                                        Page No.

                                   ARTICLE I

                                  DEFINITIONS
...........................................................................  1

                                  ARTICLE II

                                  ASSIGNMENT
...........................................................................  1
Section 2.01   Security Interest...........................................  1
Section 2.02   Assignment..................................................  1
Section 2.03   Issuer to Remain Liable.....................................  2

                                  ARTICLE III
...........................................................................  2


                 REPRESENTATIONS AND WARRANTIES OF THE ISSUER
...........................................................................  2
Section 3.01   Organization, Power and Status of the Issuer................  2
Section 3.02   Authorization; Enforceability; Execution and Delivery.......  3
Section 3.03   No Conflicts; Laws and Consents; No Default.................  3
Section 3.04   Governmental Approvals......................................  3
Section 3.05   Litigation..................................................  3
Section 3.06   No Prior Assignment.........................................  3
Section 3.07   The Assignment of Guarantee.................................  4

                                  ARTICLE IV

                                    COVENANTS OF THE ISSUER................  4
Section 4.01   Consent of Chevron and Owner................................  4
Section 4.02   Enforcement of Assignment of Guarantee......................  4
Section 4.03   Amendment of Assignment of Guarantee; Collateral
                 Assignment of Guarantee...................................  4
Section 4.04   Performance of Obligations..................................  5
Section 4.05   Notices.....................................................  5
Section 4.06   Further Assurances..........................................  5
Section 4.07   Collateral Trustee as Attorney-in-Fact of Issuer............  5

                                   ARTICLE V

                                   MISCELLANEOUS PROVISIONS................  5
Section 5.01   Amendment...................................................  5
Section 5.02   Severability................................................  5
Section 5.03   Notices.....................................................  6
Section 5.04   Captions....................................................  6
Section 5.05   Governing Law...............................................  6
Section 5.06   No Partnership..............................................  6
Section 5.07   Counterparts................................................  6
Section 5.08   Survival....................................................  6
Section 5.09   Integration.................................................  6
Section 5.10   Reproduction of Documents...................................  7
Section 5.11   Successors and Assigns; Assignment..........................  7
Section 5.12   General Interpretive Principles.............................  7
Section 5.13   Effective Date of Transaction...............................  7

          Collateral Assignment of Guarantee, dated as of __________ 1, 1995 (the "Assignment"), between California Petroleum Transport Corporation, a corporation organized under the laws of the State of Delaware (the "Issuer") and Chemical Trust Company of California (the "Collateral Trustee").

                             PRELIMINARY STATEMENT

          Issuer has authorized the issue of the Serial Mortgage Notes and the Term Mortgage Notes (collectively, the "Notes"). The Notes will be issued pursuant to the terms and conditions of the Indentures, each dated as of the date hereof, each between the Issuer and the Collateral Trustee, as indenture trustee. The net proceeds of the Notes will be used by the Issuer to make two loans to CalPetro Tankers (Bahamas I) Limited (the "Owner") pursuant to the Loan Agreements, which will be used by the Owner to acquire the m.t. _________ (the "Vessel") from Chevron Transport Corporation (the "Initial Charterer"). The Vessel will be bareboat chartered to the Initial Charterer pursuant to the Bareboat Charter (the "Initial Charter"), dated as of the date hereof, between the Owner and the Initial Charterer. As collateral security for its obligations under the Indentures, the Issuer will assign, pledge, mortgage and grant to the Collateral Trustee a security interest in, inter alia, all of the Issuer's right, title and interest in and to the Guarantee (the "Guarantee") dated _________, 1995, from Chevron Corporation ("Chevron") and the Assignment of Guarantee.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other valuable consideration, receipt of which is hereby acknowledged, the Collateral Trustee and the Issuer hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Capitalized terms used in this Assignment shall have the meanings assigned to such terms in Schedule 1 to this Assignment, and the definitions of such terms shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

                                   ASSIGNMENT

          Section 2.01  Security Interest.  This Assignment is made and
                        -----------------
delivered as security for the Serial Obligations and the Term Obligations, equally and ratably; provided, however, in the event that the Serial Obligations are satisfied and paid in full pursuant to the terms and conditions of the Serial Indenture, this Assignment will be security solely and exclusively for the Term Obligations.

          Section 2.02  Assignment.  In order to provide for the payment of and
                        ----------
as security for the Serial Obligations and the Term Obligations, equally and ratably, the Issuer has sold, assigned, transferred, set over and granted a security interest and does hereby sell, assign, transfer, set over and grant a security interest unto the Collateral Trustee, its successors and assigns, for its and their respective successors' and assigns' own proper use and benefit, all of the Issuer's right, title and interest in and to the Guarantee and the Assignment of Guarantee, including without limitation any moneys whatsoever payable to the Issuer under the Guarantee and the Assignment of Guarantee, together with the income and proceeds thereof and all other rights and benefits whatsoever accruing to the Issuer under the Guarantee and the Assignment of Guarantee; provided, however, that the Issuer shall keep the Collateral Trustee fully and effectively indemnified from and against all actions, losses, claims, proceedings, costs, demands and liabilities which may be suffered by the Collateral Trustee under or by virtue of the Guarantee, the Assignment of Guarantee or this Assignment; provided further, however, in the event that the Serial Obligations are satisfied and paid in full pursuant to the terms and conditions of the Serial Indenture, the sale, assignment, transfer and grant of security interest made by the Issuer pursuant to the terms of this Assignment will be solely and exclusively for the benefit of the Collateral Trustee as Collateral Trustee under the Term Indenture and this Assignment will be security solely and exclusively for the Term Obligations.

          Section 2.03  Issuer to Remain Liable.  (a)  Anything in this
                        -----------------------
Assignment contained to the contrary notwithstanding, the Issuer shall remain liable under the Assignment of Guarantee, and shall observe, perform and fulfill all of the conditions and obligations to be observed, performed and fulfilled by it thereunder, and the Collateral Trustee shall have no obligation or liability of any kind whatsoever thereunder or by reason of or arising out of this Assignment, nor shall the Collateral Trustee be under any liability whatsoever in the event of any failure by the Issuer to perform its obligations thereunder or be required or obligated in any manner to observe, perform or fulfill any of the conditions or obligations of the Issuer thereunder or pursuant thereto, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or the Issuer thereunder, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to the Collateral Trustee or to which the Collateral Trustee may be entitled hereunder at any time or times.

          (b) Any and all rights assigned herein may be further assigned by the Collateral Trustee, including, without being limited to, assignments in connection with the enforcement of the assignments made by this Assignment and any subsequent holder of this Assignment shall succeed to and have all the rights and powers of the Collateral Trustee under this Assignment.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

          The Issuer hereby represents and warrants to the Collateral Trustee as follows:

          Section 3.01  Organization, Power and Status of the Issuer.  The
                        --------------------------------------------
Issuer (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and (b) is duly authorized, to the extent necessary, to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. The Issuer has all requisite corporate power and authority to own and operate the property it purports to own and to carry on its business as now being conducted and as proposed to be conducted in respect of the Vessel.

          Section 3.02  Authorization; Enforceability; Execution and Delivery.
                        -----------------------------------------------------
(a) The Issuer has all necessary corporate power and authority to execute, deliver and perform under this Assignment.

          (b) All action on the part of the Issuer that is required for the authorization, execution, delivery and performance of this Assignment has been duly and effectively taken; and the execution, delivery and performance of this Assignment does not require the approval or consent of any Person except for such consents and approvals as have been obtained on or prior to the Closing Date.

          (c) This Assignment has been duly executed and delivered by the Issuer. This Assignment constitutes the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with the terms thereof.

          Section 3.03  No Conflicts; Laws and Consents; No Default.  (a)
                        -------------------------------------------
Neither the execution, delivery and performance of this Assignment nor the consummation of any of the transactions contemplated hereby nor performance of or compliance with the terms and conditions hereof (i) contravenes any Requirement of Law applicable to the Issuer or (ii) constitutes a default under any Security Document.

          (b) The Issuer is in compliance with and not in default under any and all Requirements of Law applicable to the Issuer and all terms and provisions of this Assignment.

          Section 3.04  Governmental Approvals.  All Governmental Approvals
                        ----------------------
which are required to be obtained in the name of the Issuer in connection with the execution, delivery and performance by the Issuer of this Assignment have been obtained and are in effect on the Closing Date.

          Section 3.05  Litigation.  There are no actions, suits or proceedings
                        ----------
at law or in equity or by or before any Governmental Authority now pending against the Issuer or, to the best of the Issuer's knowledge, threatened against the Issuer or pending or threatened against any property or other assets or rights of any of the Issuer with respect to this Assignment.

          Section 3.06  No Prior Assignment.  The Issuer has not assigned or
                        -------------------
pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the Guarantee, the Assignment of Guarantee or any part of the rights, titles and interests hereby assigned, to anyone other than the Collateral Trustee, or its successors or assigns.

          Section 3.07  The Assignment of Guarantee.  The Assignment of
                        ---------------------------
Guarantee constitutes the legal, valid and binding obligation of the Issuer and of the Issuer as "Lender" thereunder and is in full force and effect in the form of Exhibit "A" attached hereto; there are no amendments, additions, addenda or modifications thereto; said Exhibit "A" represents the entirety of the chartering and other arrangements referred to therein; and neither of the parties thereto is in default thereunder.

                                   ARTICLE IV

                            COVENANTS OF THE ISSUER

          The Issuer hereby covenants and agrees that so long as any of the Serial Mortgage Notes or Term Mortgage Notes remains outstanding:

          Section 4.01  Consent of Chevron and Owner.  On the Closing Date, the
                        ----------------------------
Issuer shall deliver to Chevron and the Owner a copy of this Assignment and shall procure the execution by Chevron and the Owner of the Consents and Acknowledgment set out in Exhibits A-1 and A-2 hereto and deliver said Consents and Acknowledgment to the Collateral Trustee on the Closing Date.

          Section 4.02  Enforcement of Assignment of Guarantee.  (a)  The Issuer
                        --------------------------------------
will do or permit to be done each and every act or thing which the Collateral Trustee may from time to time require to be done for the purpose of enforcing the Collateral Trustee's rights under the Guarantee, the Assignment of Guarantee and this Assignment.

          (b) If an Event of Default shall occur under either the Term Indenture or the Serial Indenture, the Issuer shall cause all moneys hereby assigned or agreed to be assigned or arising from or in connection with any of the rights, title, interest and benefits of the Issuer under the Guarantee and the Assignment of Guarantee to be paid to the credit of Account No. _____________ of the Collateral Trustee at Chemical Trust Company of California, or to such other account as the Collateral Trustee may from time to time direct.

          (c) The Issuer will not exercise any right or powers conferred on it by the Assignment of Guarantee in connection with any default or alleged default by Chevron or the Owner thereunder or under the Guarantee (including without limitation the right of termination and substitution) unless and until requested so to do by the Collateral Trustee whereupon the Issuer agrees that it will do so provided always that the Collateral Trustee shall not be responsible in any way whatsoever in the event that the exercise of any right or power (including the right of termination and substitution) be thereafter adjudged improper or to constitute a repudiation of the Assignment of Guarantee by the Issuer.

          Section 4.03  Amendment of Assignment of Guarantee; Collateral
                        ------------------------------------------------
Assignment of Guarantee.  (a)  The Issuer will not, except with the previous
- -----------------------
written consent of the Collateral Trustee, agree to any variation of the Guarantee or the Assignment of Guarantee or release Chevron or the Owner from any of its obligations thereunder or waive any breach of Chevron or the Owner's obligations thereunder or consent to any such act or omission of Chevron or the Owner as would otherwise constitute such breach.

          (b) The Issuer will not, except with the previous written consent of the Collateral Trustee, assign the Guarantee or Assignment of Guarantee to any other Person.

          Section 4.04  Performance of Obligations.  The Issuer will perform its
                        --------------------------
obligations under the Assignment of Guarantee and use its best endeavors to cause the Owner to perform its obligations under the Assignment of Guarantee.

          Section 4.05  Notices.  The Issuer will send a copy of all notices
                        -------
received or given by it under the Assignment of Guarantee forthwith to the Collateral Trustee.

          Section 4.06  Further Assurances.  The Issuer will at any time and
                        ------------------
from time to time, upon the written request of the Collateral Trustee, promptly and duly execute and deliver any and all such further instruments and documents and take such action as the Collateral Trustee may deem desirable in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

          Section 4.07  Collateral Trustee as Attorney-in-Fact of Issuer.  The
                        ------------------------------------------------
Issuer hereby constitutes the Collateral Trustee, and its successors and assigns, its true and lawful attorney-in-fact, irrevocably, with full power in its own name, in the name of its agents or nominees or in the name of the Issuer or otherwise, to ask, require, demand, receive, enforce and give acquittance for, any and all moneys and claims for moneys due and to become due and payable under or arising out of the Guarantee or the Assignment of Guarantee, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which to the Collateral Trustee may deem to be necessary or advisable under this Assignment. Any action or proceeding brought by the Collateral Trustee pursuant to any of the provisions of this Assignment or otherwise and any claim made by the Collateral Trustee hereunder may be compromised, withdrawn or otherwise dealt with by the Collateral Trustee without any notice to or approval of the Issuer.


                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

          Section 5.01  Amendment.  This Assignment may be amended from time to
                        ---------
time by written agreement signed by the parties hereto.

          Section 5.02  Severability.  If any provision of this Assignment is
                        ------------
held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections of this Assignment contained, shall not affect the remaining portions of this Assignment, or any part thereof.

          Section 5.03  Notices.  All demands, notices and communications
                        -------
hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Collateral Trustee, at the following address: c/o JH Management Corporation, Room 6/9, One International Place, Boston Massachusetts 02110-2624, (b) in the case of the Issuer, at the following address: United House, 14-16 Nelson Street, Douglas, Isle of Man, or at other such address as shall be designated by such party in a written notice to the other parties.

          Section 5.04  Captions.  The captions or headings in this Assignment
                        --------
are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Assignment.

          Section 5.05  Governing Law.  This Assignment shall be governed by and
                        -------------
interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

          Section 5.06  No Partnership.  Nothing herein contained shall be
                        --------------
deemed or construed to create a partnership or joint venture among the parties hereto and the services of each party shall be rendered as an independent contractor and not as agent for any other party.

          Section 5.07  Counterparts.  This Assignment may be executed in any
                        ------------
number of counterparts and by different parties hereto on separate counterpart, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

          Section 5.08  Survival.  The representations, covenants and agreements
                        --------
contained in or made pursuant to this Assignment in respect of either party hereto shall survive the execution and delivery of this Assignment and shall continue in effect so long as such party's obligations hereunder remain outstanding.

          Section 5.09  Integration.  This Assignment and the Schedule and
                        -----------
Exhibits hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

          Section 5.10  Reproduction of Documents.  This Assignment and all
                        -------------------------
documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 5.11  Successors and Assigns; Assignment.  This Assignment
                        ----------------------------------
shall be binding upon and inure to the benefit of the Issuer and the Collateral Trustee and their respective successors and assigns. Neither the Issuer nor the Collateral Trustee shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other party.

          Section 5.12  General Interpretive Principles.  For purposes of this
                        -------------------------------
Assignment except as otherwise expressly provided or unless the context otherwise requires:

          (a) the defined terms in this Assignment shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Assignment;

          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Assignment as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          Section 5.13  Effective Date of Transaction.  Notwithstanding and the
                        -----------------------------
fact that this Assignment is dated as of __________ 1, 1995, the transactions set forth herein shall not be effective until the Closing Date.

          IN WITNESS WHEREOF, the Issuer and the Collateral Trustee have caused this Assignment to be duly executed and delivered by their respective officers thereunto duly authorized all as of the day and year first above written.


                                        CALIFORNIA PETROLEUM TRANSPORT
                                        CORPORATION, as Collateral Trustee


                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________



                                        CHEMICAL TRUST COMPANY OF CALIFORNIA,
                                        as Issuer


                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                                                                     Exhibit A-1

                           LETTER OF ACKNOWLEDGEMENT
                     TO COLLATERAL ASSIGNMENT OF GUARANTEE

                                                            __________ __, 1995


CHEMICAL TRUST COMPANY OF
CALIFORNIA, as Collateral Trustee


Dear Sirs:

          The undersigned hereby consents to and acknowledges receipt of a signed copy of the Collateral Assignment of Guarantee (the "Assignment"), dated as of __________ 1, 1995, between California Petroleum Transport Corporation (the "Issuer") and yourselves as adequate notice of such assignment to you of the Assignment of Guarantee (as defined in the Assignment) and of all the right, title and interest of the Issuer in, to and under the Assignment of Guarantee.

          So long as the Assignment remains effective, we hereby agree that, upon your notification to us of the occurrence of an Event of Default under the Term Indenture or Serial Indenture referred to in the Assignment, we shall pay any and all sums which we are legally obligated to pay to the Issuer or otherwise as stated in and according to the Assignment of Guarantee directly to your Account No. ________________, at ______________, or otherwise to such other account as you may at any time or from time to time, designate by notice to us in writing.

          Payments of moneys under the Assignment of Guarantee may be adjusted, reduced or withheld only as expressly provided therein. Payments to you shall not be subject to any right of set-off or defense by way of counterclaim or otherwise which the undersigned may have against the Issuer or any entity substituted for it other than under the Assignment of Guarantee and all payments once made to you will be final, and once paid we will not, for any reason whatsoever, seek to recover from you any such payment made to you by virtue of the Assignment or this Letter of Consent.

          We confirm that the terms of the Guarantee (as defined in the Assignment) remain in full force and effect and constitute the entire agreement between the parties thereto with respect to the Guarantee and that the undersigned is not presently in breach of the terms of the Assignment of Guarantee. We further confirm that the terms of the Guarantee have not been varied or modified and that the terms of the Guarantee will not after the date hereof be varied or modified without your prior written consent.

          We confirm that we have received no prior notice of any assignment by the Issuer of any interest in the Assignment of Guarantee.

          The undersigned will not permit any amendment, modification, cancellation or other alteration in the Guarantee.

                                        CALPETRO TANKERS (BAHAMAS I) LIMITED,
                                        as Owner


                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                                                            Exhibit A-2

                            LETTER OF ACKNOWLEDGMENT
                     TO COLLATERAL ASSIGNMENT OF GUARANTEE


Chemical Trust Company of California,
 as Collateral Trustee
California Petroleum Transport Corporation, as Lender


Dear Sirs:

          Chevron Corporation (the "Guarantor") hereby acknowledges notice of and consents to the terms of (i) the Assignment of Guarantee (the "Assignment") dated the ___ day of __________, 1995 and made between Calpetro Tankers (Bahamas
I) Limited (the "Owner") and California Petroleum Transport Corporation (the "Lender") as adequate notice of such assignment to the Lender of the Guarantee (as defined in the Assignment) and of all the right, title and interest of the Owner in, to and under the Guarantee and (ii) the Collateral Assignment of Guarantee (the "Collateral Assignment") dated the ______ day of ___________, 1995 and made by and between the Lender and Chemical Trust Company of California (the "Collateral Trustee") as adequate notice of the further assignment of the Guarantee and all of the right, title and interest of the Lender in, to and under the Guarantee. Any capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Assignment.

          The Guarantor confirms that it (a) has reviewed the terms of the Initial Charter and (b) understands the rights and obligations of Chevron Transport Corporation (the "Charterer") pursuant to the terms and conditions thereof.

          Notwithstanding anything to the contrary contained in the Guarantee including without limitation the Guarantor's right to terminate the Guarantee as provided therein, so long as the Initial Charter, the Assignment and the Collateral Assignment are each in effect and the Collateral Trustee has rights in the Initial Charter and the Guarantee, the Guarantor hereby agrees the Guarantee will continue in full force and effect and that, upon notification to the Guarantor of the occurrence of an Event of Default under the Initial Charter, the Guarantor shall (i) perform any and all obligations which the Guarantor is obligated to perform according to the Guarantee and (ii) pay any and all sums which the Guarantor is obligated to pay according to the Guarantee, as modified by the terms of this Letter of Consent, directly to the Collateral Trustee at Account No. ________________, at ______________, or otherwise to such other account as the Collateral Trustee may at any time or from time to time, designate by notice to the Guarantor in writing.

          Payments to the Collateral Trustee shall not be subject to any right of set-off or defense by way of counterclaim or otherwise which the Guarantor may have against the Owner or any entity substituted for it and all payments once made to the Collateral Trustee will be final, and once paid the Guarantor will not, for any reason whatsoever, seek to recover from the

Lender any such payment made to the Lender by virtue of the Assignment or this Letter of Consent.

          The Guarantor confirms to the Lender and the Collateral Trustee that
(a) the Guarantor is a corporation duly organized and existing in good standing under the laws of the State of Delaware, (b) the making and performance of this Letter of Consent in accordance with its terms have been duly authorized by all necessary corporate action on the part of the Guarantor, do not contravene the Guarantor's Certificate of Incorporation or any indenture, credit agreement or other contractual agreement to which the Guarantor is a party or by which it is bound or any law binding on the Guarantor, (c) the making and performance of the Guarantee in accordance with its terms have been duly authorized by all necessary corporate action on the part of the Guarantor, do not require any stockholder approval, do not contravene the Guarantor's Certificate of Incorporation or any indenture, credit agreement or other contractual agreement to which the Guarantor is a party or by which it is bound, and do not, as to the making thereof, contravene any law binding on the Guarantor and, to the best knowledge of the Guarantor do not, as to the performance thereof, contravene any law binding on the Guarantor, (d) the Guarantee constituted as of the date thereof and at all times thereafter, to and including the date of this Letter of Consent, a binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, and this Letter of Consent is a binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms,
(e) the terms of the Guarantee remain in full force and effect and it constitutes, as modified by this Letter of Consent, the entire agreement between the parties thereto, (f) the terms of the Guarantee have not been varied or modified, other than pursuant to the terms of this Letter of Consent, and the terms of the Guarantee will not after the date hereof be varied or modified without the prior written consent of the Collateral Trustee and (g) the Guarantor has received no prior notice of any assignment by the Owner of any interest in the Guarantee.

     The Guarantor covenants, so long as any Initial Charter is in effect:

           (a) to file with the Trustee, within 15 days after the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Guarantor may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, or, if the Guarantor is not required to file information, documents, or reports pursuant to either of such Sections of the Exchange Act, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange, as may be prescribed from time to time in such rules and regulations;

           (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Guarantor with the conditions and covenants provided for in the Serial Indenture as may be required from time to time by such rules and regulations;

           (c) to transmit to the holders of the Serial Mortgage Notes in the manner and to the extent required by Section 313(c) of the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Guarantor pursuant to subsections (a) and (b) of this Letter of Consent as may be required by rules and regulations prescribed from time to time by the Commission; and

           (d) furnish to the Trustee, on or before each August 1, commencing in 1995, a brief certificate from the principal executive officer principal financial officer or principal accounting officer of the Guarantor as to his or her knowledge of the Guarantor's compliance with all conditions and covenants under the Serial Indenture. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under the Serial Indenture.


                                             CHEVRON CORPORATION, as Guarantor


Dated:_________________________, 1995        By:_______________________________

                                   SCHEDULE 1

                      DEFINED TERMS USED IN THE ASSIGNMENT

     "Assignment of Charter" means the assignment between the Issuer and the Owner, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Issuer all of its right, title and interest in, to and under the Initial Charter to secure its obligations under the Loan Agreements.

     "Assignment of Mortgage" means between the Issuer and the Collateral Trustee, as amended from time to time in accordance with the terms thereof pursuant to which the Issuer assigns to the Collateral Trustee all of its right, title and interest in, to and under the Mortgage to secure its obligations under the Indenture.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in the city and state where the Trustee's principal offices are located, are authorized or are obligated by law, executive order or governmental decree to be closed.

     "Chevron" means Chevron Corporation, a Delaware corporation.

     "Closing Date" means __________ __, 1995.

     "Collateral Assignment of Charter" means the assignment between the Issuer and the Collateral Trustee, as amended from time to time in accordance with the terms thereof, pursuant to which the Issuer assigns to the Collateral Trustee all of its right, title and interest in, to and under the Assignment of Charter to secure its obligations under the Indentures.

     "Collateral Assignment of Guarantee" means the assignment between the Issuer and the Collateral Trustee, as amended from time to time in accordance with the terms thereof, pursuant to which the Issuer assigns to the Collateral Trustee all of its right, title and interest in, to and under the Assignment of Guarantee to secure its obligations under the Indentures.

     "Collateral Trustee" means Chemical Trust Company of California.

     "Event of Default" means an Event of Default under Section 4.01 of the Indentures.

     "Governmental Approval" means any authorization, consent, approval, license, franchise, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority relating to the ownership of the Collateral or to the execution, delivery or performance of any Security Document.

     "Governmental Authority" means the federal government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any other governmental entity with authority over the Issuer or operation of the Vessels.

     "Guarantee" means the guarantee of the obligations of the Initial Charterer under the Initial Charter given by Chevron.

     "Indentures" means the Indenture, dated as of __________ 1, 1995 between the Issuer and the Collateral Trustee pursuant to which the Term Mortgage Notes will be issued and the Indenture, dated as of __________ 1, 1995 between the Collateral Trustee and the Issuer pursuant to which the Serial Mortgage Notes will be issued.

     "Initial Charter" means with respect to each Vessel, the Bareboat Charter, dated _________, between the Initial Charterer and the Owner.

     "Initial Charterer" means Chevron Transport Corporation, a Liberian corporation.

     "Issuer" means California Petroleum Transport Corporation, a corporation organized under the laws of the State of Delaware.

     "Law" means any statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent decree or judgment.

     "Mortgage" means, with respect to the Vessel, the first preferred ship mortgages on the Vessel granted by the Owner to the Issuer, as amended from time to time in accordance with the terms of such Mortgage.

     "Owner" means CalPetro Tankers (Bahamas I) Limited, a company organized under the laws of The Commonwealth of the Bahamas.

     "Person" means an individual, a partnership, a corporation, a joint venture, an unincorporated association, a joint-stock company, a trust, or other entity or a government or any agency or political subdivision thereof.

     "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or partnership agreement or other organizational or governing documents of such Person, and, any Law applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject.

     "Security Documents" means the Collateral Trust Agreement, Collateral Assignment of Charter, the Collateral Assignment of Guarantee and the Assignment of Mortgage, collectively.

     "Serial Indenture" the Indenture, dated as of __________ 1, 1995 between the Issuer and the Trustee pursuant to which the Issuer issues the Serial Mortgage Notes.

     "Serial Mortgage Notes" means the Serial First Preferred Term Mortgage Notes which will mature serially from _____________, 1996 to _____________, 2006 in the initial aggregate
amount of $167,500,000 issued by the Issuer concurrently with the issuance of the Term Mortgage Notes.

     "Serial Obligations" means the payment, performance or obligations of any kind or nature whatsoever of the Issuer under and pursuant to the Serial Indenture, any Security Document and any instrument, agreement or document referred to therein.

     "State" means any state of the United States of America and, in addition, the District of Columbia.

     "Term Indenture" means the Indenture, dated as of __________ 1, 1995 between the Issuer and the Trustee pursuant to which the Issuer issues the Term Mortgage.

     "Term Mortgage Notes" means __% First Preferred Mortgage Notes Due 2015 in the initial aggregate amount of $117,900,000 issued by the Issuer concurrently with the issuance of the Serial Mortgage Notes.

     "Term Obligations" means the payment, performance or obligations of any kind or nature whatsoever of the Issuer under and pursuant to the Term Indenture, any Security Document and any instrument, agreement or document referred to therein.

     "Trustee" means Chemical Trust Company of California.

     "Vessel" shall have the meaning assigned to such term in the Preliminary Statement of this Assignment.